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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Commission file number 1-12753



DATE OF REPORT                                                JANUARY 24, 2001
(Date of earliest event reported)                             January 24, 2001




                           Fidelity Bancorp, Inc.
          (Exact name of registrant as specified in its charter)


                 Delaware                             36-3915246
         (State of Incorporation)          (I.R.S. Employer Identification No.)

                       5455 W. Belmont, Chicago, Illinois,  60641
                        (Address of principal executive offices)


                                   (773) 736-4414
                 (Registrant's telephone number, including area code)







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ITEM 9. REGULATION FD DISCLOSURE.

On January 24, 2001, the Registrant held its 2000 annual meeting for
stockholders.   During this meeting, the Registrant's management discussed the financial results for the fiscal year ended September 30, 2000, as well as financial and strategic goals for 2001. Attached as exhibit 99.1 is a script prepared for use by Mr. Raymond Stolarczyk, Chairman and Chief Executive Officer of the Registrant, and Mr. Thomas Bentel, President and Chief Operating Officer of the Registrant, and the attached is hereby incorporated by reference in Item 9. All information in the attached is as of January 24, 2001, and the Registrant does not assume any obligation to update said information in the future.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements of Business Acquired.

               None.

         (b)   Pro Forma Financial Information.

               None.

         (c)   Exhibits.

               99.1 Script prepared for use on January 24, 2001 by Mr. Raymond Stolarczyk and Mr. Thomas Bentel, discussing financial results for the fiscal year ended September 30, 2000, and financial and strategic goals for fiscal year 2001.




























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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FIDELITY BANCORP, INC.



                                             ____________________________
Dated: January 24, 2001                      By:/s/ RAYMOND S. STOLARCZYK
                                             Raymond S. Stolarczyk
                                             Chairman and
                                             Chief Executive Officer